                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.



                       FIFTH AMENDMENT TO LOAN AGREEMENT

04/25/97 12:50 pm

                                                                    Exhibit 10.6

            FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of the 29th day of November, 1996, by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A., BANQUE PARIBAS, UNION BANK OF CALIFORNIA, N.A. (FORMERLY, UNION BANK), CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, FLEET BANK, N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, BANQUE FRANCAISE DU COMMERCE EXTERIEUR, PRIME INCOME TRUST, SENIOR DEBT PORTFOLIO, AERIES FINANCE LTD., ING CAPITAL ADVISORS, INC., ABN AMRO BANK N.V., SOCIETE GENERALE, THE FIRST NATIONAL BANK OF BOSTON, CAPTIVA FINANCE LTD., BANQUE NATIONALE DE PARIS, THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH AND CHASE SECURITIES INC. (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), as documentation agents (collectively, in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A., as managing agents (collectively, in such capacity, the "Managing Agents"), BANQUE PARIBAS, UNION BANK OF CALIFORNIA, N.A. (FORMERLY, UNION BANK), ABN AMRO BANK N.V., SOCIETE GENERALE, FLEET BANK, N.A., CORESTATES BANK, N.A. AND THE FIRST NATIONAL BANK OF BOSTON, as co-agents (collectively, in such capacity, the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as administrative agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, as amended by that certain First Amendment to Loan Agreement dated as of October 31, 1995, that certain Second Amendment to Loan Agreement dated as of January 16, 1996, that certain Third Amendment to Loan Agreement dated as of March 29, 1996 and that certain Fourth Amendment to Loan Agreement dated as of May 24, 1996 (as further amended, modified and supplemented from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend certain provisions of the Loan Agreement to permit the Borrower to acquire cable television systems located in Jefferson County, Missouri from Masada Cable Partners, L.P. and to finance additional capital expenditures, acquisitions, working capital, fees and other general corporate needs; and

     WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendments to Article 1.
          -----------------------

     (a)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                          -----------
deleting the existing definitions of "Commitment Ratios," "Maturity Date,"
                                      -----------------    -------------
"Revolving Loan Commitment" and "Revolving Loan Notes" in their entireties and
 -------------------------       --------------------
by substituting the following therefor:

          "`Commitment Ratios' shall mean the percentages in which the Banks are
            -----------------
     severally bound to make Advances to the Borrower under the respective Commitments, as set forth below (together with dollar amounts) as of the date of the Fifth Amendment to this Agreement:

                                      Portion of
                     Portion of        Revolving       Portion of                        Term Loan    Revolving Loan     Fund Loan
                      Term Loan          Loan           Fund Loan      Total Dollar     Commitment      Commitment      Commitment
      Banks          Commitment       Commitment       Commitment       Commitment         Ratio           Ratio           Ratio
-----------------  ---------------  ---------------  ---------------  ---------------  -------------  ---------------  -------------
Toronto            $  6,211,985.62  $ 10,118,014.38   $18,250,000.00  $ 34,580,000.00   2.218566293%     7.227153129%  21.470588235%
Dominion
(Texas), Inc.

The Chase             5,820,912.28    13,009,087.72     5,750,000.00    24,580,000.00   2.078897243%     9.292205514%   6.764705882%
Manhattan
Bank
(formerly,
Chemical
Bank)

CIBC Inc.            17,202,370.00    17,377,630.00             0.00    34,580,000.00   6.143703571%    12.412592857%   0.000000000%

Credit               17,202,370.00    17,377,630.00             0.00    34,580,000.00   6.143703571%    12.412592857%   0.000000000%
Lyonnais
Cayman
Island Branch

                                      Portion of
                     Portion of        Revolving       Portion of                        Term Loan    Revolving Loan     Fund Loan
                      Term Loan          Loan           Fund Loan      Total Dollar     Commitment      Commitment      Commitment
      Banks          Commitment       Commitment       Commitment       Commitment         Ratio           Ratio           Ratio
-----------------  ---------------  ---------------  ---------------  ---------------  -------------  ---------------  -------------
NationsBank,         17,202,370.00    17,377,630.00             0.00    34,580,000.00   6.143703571%    12.412592857%   0.000000000%
N.A.

Banque               19,026,666.67     2,073,333.33             0.00    21,100,000.00   6.795238096%     1.480952379%   0.000000000%
Paribas

Union Bank of        23,000,000.00     2,000,000.00             0.00    25,000,000.00   8.214285714%     1.428571429%   0.000000000%
California,
N.A.
(formerly,
Union Bank)

CoreStates           14,000,000.00    11,000,000.00     5,000,000.00    30,000,000.00   5.000000000%     7.857142857%   5.882352941%
Bank, N.A.

The Long-            14,000,000.00     6,000,000.00             0.00    20,000,000.00   5.000000000%     4.285714286%   0.000000000%
Term Credit
Bank of
Japan, Ltd.

Mercantile            9,000,000.00     1,000,000.00             0.00    10,000,000.00   3.214285714%     0.714285714%   0.000000000%
Bank of St.
Louis National
Association

Fleet Bank,          14,000,000.00    11,000,000.00             0.00    25,000,000.00   5.000000000%     7.857142857%   0.000000000%
N.A.

First National       14,000,000.00     1,000,000.00             0.00    15,000,000.00   5.000000000%     0.714285714%   0.000000000%
Bank of
Maryland

Van Kampen           30,000,000.00             0.00     8,500,000.00    38,500,000.00  10.714285714%     0.000000000%  10.000000000%
American
Capital Prime
Rate Income
Trust

Banque                9,333,333.33     5,666,666.67             0.00    15,000,000.00   3.333333332%     4.047619050%   0.000000000%
Francaise du
Commerce
Exterieur

Prime Income                  0.00             0.00    10,000,000.00    10,000,000.00   0.000000000%     0.000000000%  11.764705882%
Trust

Senior Debt                   0.00             0.00     5,000,000.00     5,000,000.00   0.000000000%     0.000000000%   5.882352941%
Portfolio

Aeries                        0.00             0.00     5,000,000.00     5,000,000.00   0.000000000%     0.000000000%   5.882352941%
Finance Ltd.

ING Capital                   0.00             0.00    12,500,000.00    12,500,000.00   0.000000000%     0.000000000%  14.705882353%
Advisors

ABN AMRO             18,421,050.00     6,578,950.00             0.00    25,000,000.00   6.578946429%     4.699250000%   0.000000000%
Bank N.V.

                                      Portion of
                     Portion of        Revolving       Portion of                        Term Loan    Revolving Loan     Fund Loan
                      Term Loan          Loan           Fund Loan      Total Dollar     Commitment      Commitment      Commitment
      Banks          Commitment       Commitment       Commitment       Commitment         Ratio           Ratio           Ratio
-----------------  ---------------  ---------------  ---------------  ---------------  -------------  ---------------  -------------
Societe              18,421,050.00     6,578,950.00             0.00    25,000,000.00   6.578946429%     4.699250000%   0.000000000%
Generale

The First            18,421,050.00     6,578,950.00             0.00    25,000,000.00   6.578946429%     4.699250000%   0.000000000%
National Bank
of Boston

Banque                7,368,421.05     2,631,578.95             0.00    10,000,000.00   2.631578946%     1.879699250%   0.000000000%
Nationale de
Paris

The Sumitomo          7,368,421.05     2,631,578.95             0.00    10,000,000.00   2.631578946%     1.879699250%   0.000000000%
Bank,
Limited,
Chicago
Branch

Captiva                       0.00             0.00     5,000,000.00     5,000,000.00   0.000000000%     0.000000000%   5.882352941%
Finance Ltd.

Chase                         0.00             0.00    10,000,000.00    10,000,000.00   0.000000000%     0.000000000%  11.764705882%
Securities,
Inc.

     Total         $280,000,000.00  $140,000,000.00   $85,000,000.00  $505,000,000.00        100.00%          100.00%        100.00%


          "'Maturity Date' shall mean June 30, 2004 or such earlier date as
            -------------
     payment of the Loans under the Revolving Loan Commitment or the Term Loan Commitment shall be due (whether by acceleration or otherwise)."

          "'Revolving Loan Commitment' shall mean the several obligations of the
            -------------------------
     Banks issuing a Revolving Loan Commitment as indicated in the definition of "Commitment Ratios" to advance the sum of up to $140,000,000 at any one time outstanding, in accordance with their respective Revolving Loan Commitment Ratios set forth in the definition of "Commitment Ratios," to the Borrower pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof."

          "'Revolving Loan Notes' shall mean those certain second amended and
            --------------------
     restated revolving promissory notes (including Registered Notes) in the aggregate principal amount of $140,000,000, one such note issued to each of the Banks having a Revolving Loan Commitment hereunder by the Borrower, each one substantially in the form of Exhibit A to the Fifth Amendment to
                                           ---------
     this Agreement, and any extensions, renewals, amendments or substitutions to any of the foregoing."

     (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding the following definitions in the appropriate alphabetical order:

          "'Masada' shall mean Masada Cable Partners, L.P., a Delaware limited
            ------
     partnership."

          "'Masada Acquisition Agreement' shall mean that certain CATV Asset
            ----------------------------
     Purchase Agreement dated as of May 28, 1996 among Masada Cable Partners, L.P. and CM Acquisition Corp. as assigned pursuant to that certain Amended and Restated Assignment of Purchase Rights dated as of November 1, 1996 among CM Acquisition Corp and the Borrower, Charter Communications Properties, Inc. and Charter Communications, L.P., as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance satisfactory to the Administrative Agent."

          "'Masada Acquisition Date' shall mean the date on which the Borrower
            -----------------------
     acquires the Masada Assets pursuant to the Masada Acquisition Agreement."

          "'Masada Assets' shall mean those cable television assets of Masada
            -------------
     located in Franklin County, Jefferson County and St. Francois County, Missouri to be acquired by the Borrower pursuant to the Masada Acquisition Agreement."

     2.   Amendments to Article 2.
          -----------------------

           (a) Section 2.5 of the Loan Agreement, Revolving Loan Commitment
                                                  -------------------------
Reductions, is hereby amended by deleting the existing subsection (a) in its
----------
entirety and by substituting the following in lieu thereof:

          "(a) Mandatory.    Commencing September 30, 1997 and at the end of
               ---------
     each calendar quarter thereafter, the Revolving Loan Commitment as in effect on September 29, 1997 shall be automatically reduced by the percentages set forth below:

                                       Quarterly Percentage
                                       Reduction of Revolving Loan
                                       Commitment as in Effect
          Dates of Reduction           on September 29, 1997
          ------------------           ---------------------
          September 30, 1997
          and December 31, 1997                    1.0500%

                                       Quarterly Percentage
                                       Reduction of Revolving Loan
                                       Commitment as in Effect
          Dates of Reduction           on September 29, 1997
          ------------------           ---------------------
          March 31, 1998, June 30,
          1998, September 30, 1998
          and December 31, 1998                    2.2500%

          March 31, 1999, June 30,
          1999, September 30, 1999
          and December 31, 1999                    3.0000%

          March 31, 2000, June 30,
          2000, September 30, 2000
          and December 31, 2000                    3.0625%

          March 31, 2001, June 30,
          2001, September 30, 2001
          and December 31, 2001                    4.1250%

          March 31, 2002, June 30,
          2002, September 30, 2002
          and December 31, 2002                    5.0625%

          March 31, 2003, June 30,
          2003, September 30, 2003
          and December 31, 2003                    5.3125%

          March 31, 2004
          and June 30, 2004                        3.3250%

     The Borrower shall make a repayment of the Revolving Loans outstanding, together with accrued interest thereon, on or before the effective date of each reduction in the Revolving Loan Commitment under this Section 2.5(a), such that the aggregate principal amount of the Revolving Loans outstanding at no time exceeds the Revolving Loan Commitment as so reduced. In addition, any remaining unpaid principal and interest under the Revolving Loan Commitment shall be due and payable in full on the Maturity Date."

           (b) Section 2.7 of the Loan Agreement, Repayments, is hereby amended
                                                  ----------
by deleting the existing subsection (a)(i) thereto in its entirety and by substituting the following in lieu thereof:

          "(i) For the Term Loan.    Commencing September 30, 1997, the
               -----------------
     principal balance of the Term Loan shall be amortized in consecutive quarterly installments on September

     30, December 31, March 31 and June 30 of each year until paid in full, in such amounts as follows:

                                              Percent of Principal
                                              Due on Last Day
          Payment Dates                       of Each Quarter
          -------------                       ---------------
          September 30, 1997
          and December 31, 1997                    1.0500%

          March 31, 1998, June 30,
          1998, September 30, 1998
          and December 31, 1998                    2.2500%

          March 31, 1999, June 30,
          1999, September 30, 1999
          and December 31, 1999                    3.0000%

          March 31, 2000, June 30,
          2000, September 30, 2000
          and December 31, 2000                    3.0625%

          March 31, 2001, June 30,
          2001, September 30, 2001
          and December 31, 2001                    4.1250%

          March 31, 2002, June 30,
          2002, September 30, 2002
          and December 31, 2002                    5.0625%

          March 31, 2003, June 30,
          2003, September 30, 2003
          and December 31, 2003                    5.3125%

          March 31, 2004
          and June 30, 2004                        3.3250%"

           (c) Section 2.7 of the Loan Agreement, Repayment, is hereby further
                                                  ---------
amended by deleting the existing subsection 2.7(b) thereto in its entirety and by substituting the following in lieu thereof:

          "(b) Repayments Upon Sales of Assets and Asset Swaps.  Except as
               -----------------------------------------------
     provided below with respect to Permitted Asset Swaps, in the event of any sale, lease, transfer or other disposition of assets permitted hereunder, excluding any such sale, lease, transfer or other disposition of assets by the Borrower or any of its Subsidiaries in the ordinary course of business (collectively, "Asset Sales"), to the extent that the Net Proceeds with respect thereto (when taken together with the Net Proceeds of all other Asset Sales made subsequent to the Agreement Date) are in excess of $7,500,000 in the aggregate for all Asset Sales made during the period from the Agreement Date to the Final Maturity Date, the Borrower shall, on the date of such sale, lease, transfer or other disposition, make a repayment of the principal of the Term Loan and the Fund Loans then outstanding, and the Revolving Loan Commitment shall be permanently and automatically reduced, such that the outstanding principal amount of the Term Loan, the outstanding principal amount of the Fund Loans and the amount of the Revolving Loan Commitment are reduced, on a weighted pro rata basis among the outstanding principal amount of the Term Loan and the Fund Loans and the amount of the Revolving Loan Commitment, in an aggregate amount equal to the Net Proceeds in excess of the first $7,500,000 of all such Asset Sales. Any such Net Proceeds which constitute a portion of the sales price which was previously held in escrow or paid in installments shall be paid to the Banks as a repayment of principal, and the Revolving Loan Commitment shall be permanently and automatically reduced, all to the extent required by the terms hereof, at such time as such Net Proceeds are received by the Borrower. In the event the Borrower elects to enter into a Permitted Asset Swap, the Borrower shall, on the date it sells, leases, transfers or otherwise disposes of all or substantially all of its interests in the cable television system owned by the Borrower or any of its Subsidiaries in the State of Connecticut, deposit in an escrow account with the Administrative Agent an amount equal to the Net Proceeds of such sale, lease, transfer or other disposition. The amount deposited in such escrow account shall be held in such escrow account until the earlier to occur of the consummation of the Permitted Asset Swap or the first anniversary of the sale, lease, transfer or other disposition of such Connecticut assets or interests relating thereto. Amounts held in such escrow account may be invested as permitted under Section 7.6(i), (ii) and (iii) hereof, or as otherwise agreed to by the Borrower and the Administrative Agent. Net Proceeds held in escrow by the Administrative Agent may be used by the Borrower at any time prior to the first anniversary of such sale, lease, transfer or other disposition of Connecticut assets or interests to consummate a Permitted Asset Swap or the Borrower may direct the Administrative Agent to repay the principal amount of the Term Loan and the Fund Loans and to permanently and automatically reduce the Revolving Loan Commitment (on a weighted pro rata basis among the outstanding principal amount of the Term Loan and the Fund Loans and the amount of the Revolving Loan Commitment) in a like amount. On such first anniversary date, the outstanding principal amount of the Term Loan and the Fund Loans shall be automatically repaid and the amount of the Revolving Loan Commitment shall be permanently and automatically reduced (on a weighted pro rata basis among the outstanding principal amount of the Term Loan and the Fund Loans and the amount of the Revolving Loan Commitment) in an aggregate amount equal to the amount of all Net Proceeds then remaining in escrow with the Administrative Agent pursuant to this Section 2.7(b). All amounts paid pursuant to this subsection shall be applied to principal of the Term Loan and the Fund Loans, respectively, pro rata over the applicable repayment schedule set forth in Section 2.7(a) above."

          (d)  Section 2.7 of the Loan Agreement, Repayment, is hereby further
                                                  ---------
amended by deleting the date "April 30, 1998" appearing in the first sentence of subsection (c), "Annual Excess Cash Flow Recapture," and substituting the date
                 ---------------------------------
"April 30, 1999" in lieu thereof.

     3.   Amendments to Article 5.
          -----------------------

          (a) Section 5.9 of the Loan Agreement, Use of Proceeds, is hereby
                                                 ---------------
amended by deleting the existing Section 5.9 in its entirety and by substituting the following in lieu thereof:

               "Section 5.9  Use of Proceeds.  On and after the effective date
                             ---------------
     of the Fifth Amendment to this Agreement, the Borrower will use the aggregate proceeds of the Revolving Loans (as set forth in the Requests for Advances issued from time to time hereunder) to finance Capital Expenditures, to finance the acquisition of the Masada Assets pursuant to the Masada Acquisition Agreement and related transaction costs, for working capital and for other partnership needs as permitted under this Agreement."

          (b)  Section 5.12 of the Loan Agreement, Interest Rate Hedging, is
                                                   ---------------------
hereby amended by adding the following proviso at the end of the first sentence of such Section immediately before the period:

     "; provided, however, that, prior to February 27, 1997, no Default shall be deemed to have arisen under this Section solely as a result of the Borrower's failure to comply with the foregoing requirement with respect to Advances made under the Revolving Loan Commitment which cause the aggregate principal amount of Advances outstanding thereunder to exceed $100,000,000."

     4.   Amendments to Article 7.
          -----------------------

          (a) Section 7.7 of the Loan Agreement, Restricted Payments and
                                                  -----------------------
Purchases, is hereby amended by deleting the existing subsection (b) thereof in
---------
its entirety and by substituting the following in lieu thereof:

              "(b) so long as no Default hereunder then exists or would be caused thereby, during the period from January 1, 1995 through and including December 31, 2000, (i) pay management fees and financial advisory fees in an aggregate amount for any fiscal year not to exceed $5,450,000, provided, that, in the event the Leverage Ratio for each of the two (2) most recently completed fiscal quarters for which financial statements of the Borrower are required to have been provided to the Banks pursuant to
     Section 6.1 hereof is less than 5.50 to 1.0, the Borrower may pay management fees and financial advisory fees for the fiscal year during which the second such fiscal quarter falls up to the greater of $5,450,000 or an aggregate amount not to exceed three percent (3%) of gross revenues of the Borrower and its Restricted Subsidiaries on a consolidated basis for such year, as determined in accordance with GAAP, and (ii) reimburse Kelso for all reasonable out of pocket expenses incurred by it in connection with its services under the Financial Advisory Agreement, all as the same may become due and payable under the Management Agreement and the Financial Advisory Agreement, or, in the case of the General Partner, the predecessors to such Agreements;"

          (b)  Section 7.7 of the Loan Agreement, Restricted Payments and
                                                  -----------------------
Purchases, is hereby further amended by deleting the period at the end of
---------
existing subsection (h) thereof and substituting a semi-colon therefor, and adding the following as a new subsection (i) thereof:

               "(i) so long as no Default hereunder then exists or would be caused thereby, pay Kelso and/or the Manager a search and acquisition fee in an aggregate amount not to exceed $480,000 on the Masada Acquisition Date."

          (c) Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby
                                                 --------------
amended by deleting the existing Section in its entirety and by substituting the following in lieu thereof:

          "Section 7.8  Leverage Ratio.  (a) As of the end of any calendar
                        --------------
     quarter, and (b) at the time of any Advance which increases the outstanding principal amount of the Loans (after giving effect to such Advance), the Borrower shall not permit the Leverage Ratio for the calendar quarter end being tested in the case of Section 7.8(a) above, or the most recent quarter end for which financial statements are required to have been provided to the Agents and the Banks pursuant to Section 6.1 hereof in the case of Section 7.8(b) above and after giving effect to the Advance as of such date, to exceed the ratios set forth below for calculation dates using financial statements for periods ending during the periods shown below:

                                    Leverage
        Period                        Ratio
        ------                        -----
     January 18, 1995                 6.50:1
      through March 31, 1997

     From April 1, 1997               6.25:1
      through September 30, 1997

     From October 1, 1997             6.00:1
      through March 31, 1998

     From April 1, 1998               5.50:1
      through December 31, 1998

     From January 1, 1999             5.00:1
      through June 30, 1999

     From July 1, 1999                4.50:1
      through December 31, 1999

     From January 1, 2000 and        4.00:1"
      thereafter

          (d)  Section 7.9 of the Loan Agreement, Annualized Operating Cash Flow
                                                  ------------------------------
to Fixed Charges, is hereby amended by deleting the existing Section in its
----------------
entirety and by substituting the following in lieu thereof:

          "Section 7.9  Annualized Operating Cash Flow to Fixed Charges Ratio.
                        -----------------------------------------------------
     As of September 30, 1998 and as of the end of each calendar quarter thereafter, the Borrower shall not permit the ratio of Annualized Operating Cash Flow for the calendar quarter end being tested to Fixed Charges for the four (4) calendar quarters immediately preceding the calculation date to be less than 1.0 to 1.0."

          (e)  Section 7.15 of the Loan Agreement, Capital Expenditures, is
                                                   --------------------
hereby amended by deleting the existing Section in its entirety and by substituting the following in lieu thereof:

          Section 7.15  Capital Expenditures.  The Borrower shall not permit the
                        --------------------
     aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries (and, prior to the Agreement Date, by the General Partner and its Subsidiaries), on a consolidated basis, in any period set forth below to exceed as of the end of such period the sum of (a) the limit for such period, as set forth below, plus (b) any unexpended portion of the Capital Expenditures limit set forth below for the preceding period.

                                        Capital
        Period                     Expenditures Limit
        ------                     ------------------
     From January 18, 1995              $23,500,000
      through December 31, 1995

     From January 1, 1996               $40,300,000
      through December 31, 1996

     From January 1, 1997               $42,500,000
      through December 31, 1997

     From January 1, 1998               $18,500,000
      through September 30, 1998

     There shall be no dollar limitation on Capital Expenditures after September 30, 1998."

     5.   Amendment to Article 8.
          ----------------------

          (a) Section 8.1 of the Loan Agreement, Events of Default, is hereby
                                                  -----------------
amended by adding the following at the end of existing subsection (w) thereof immediately before the period:

     ", other than that certain Guaranty dated as of September 29, 1995 issued by CCELP for the benefit of H C Crown Corp., as the same may be amended, restated or otherwise modified from time to time with the prior written consent of the Majority Banks."

     6.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     7.   Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     8.   Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     9.   No Other Amendment or Waiver.  Except for the amendments set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     10.  Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

          (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

          (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or be in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     11.  Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to receipt by the Administrative Agent or the Banks, as appropriate, of each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

          (a) Each of the Banks having a portion of the Revolving Loan Commitment shall have received a duly executed Revolving Loan Note in substantially the form attached hereto as Exhibit A, which promissory notes
                                          ---------
shall be deemed to be "Notes" under the Loan Agreement and the other Loan Documents for all purposes hereafter;

          (b) The Administrative Agent or the Banks, as appropriate, shall have received each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

               (i) A certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that there exists no Default under the Loan Agreement, after giving effect to this Amendment and to the consummation of the Borrower's acquisition of the Masada Assets, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.15 of the Loan Agreement, after giving effect to this Amendment and the consummation of the Borrower's acquisition of the Masada Assets;

              (ii) All documentation required under Section 5.13 of the Loan Agreement with respect to the Borrower's acquisition of the Masada Assets;

             (iii) Copies of the Masada Acquisition Agreement and all other documents related to the transfer of the Masada Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the Masada Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct as of the date hereof, together with duly executed UCC-1 financing statements and other collateral documentation deemed reasonably necessary by the Administrative Agent to reflect or perfect the Security Interest of the Administrative Agent (for itself and on behalf of the Banks) in such assets;

              (iv) Opinions of general counsel, local counsel and in-house counsel to the Borrower and its Subsidiaries, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

               (v) Opinions or comfort letters regarding the Masada Assets and the Masada Acquisition Agreement given by FCC counsel to the Borrower, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

               (v) Reliance letters regarding opinions of counsel to Masada, in form and substance satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

              (vi) Evidence satisfactory to the Administrative Agent and its special counsel that the Borrower has acquired the Masada Assets pursuant to the Masada Acquisition Agreement;

            (viii) Duly executed Certificate of Financial Condition dated as of the date hereof;

              (ix) Copies of all approvals or consents regarding the transfer to the Borrower of all franchises and contracts constituting a part of the Masada Assets;

               (x) Pro forma balance sheet with respect to the Borrower, after giving effect to the transactions contemplated hereby; and

              (xi) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested;

          (c) The Licenses constituting a part of the Masada Assets shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received evidence reasonably satisfactory to it that all Necessary Authorizations, including all necessary consents to the consummation of the Borrower's acquisition of the Masada Assets and the other transactions contemplated hereby, from the grantors of the Licenses have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating;

          (d) The Administrative Agent for each of the Banks shall have received from the Borrower for the account of the Banks an amendment fee (the "Amendment Fee") by wire transfer of immediately available funds equal to the product of (i) each

Bank's pro rata portion of the Revolving Loan Commitment, the Term Loan Commitment and the Fund Loan Commitment as of the day immediately prior to the effective date of this Amendment, multiplied by (ii) 0.125%, and all other fees payable to the Administrative Agent or any Bank in connection herewith; and

          (e) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     12.  Loan Documents.  This document shall be deemed to be a Loan Document
          --------------
for all purposes.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a
                         Delaware limited partnership

                         By: Its General Partner

                         CCA ACQUISITION CORP., a Delaware corporation

                             /s/ Jerald L. Kent
                         By: ________________________________________________
                             Its: President


ADMINISTRATIVE AGENT:    TORONTO DOMINION (TEXAS), INC., as Administrative Agent

                             /s/ Diane Bailey
                         By: ________________________________________________
                             Its: Vice President


DOCUMENTATION AGENTS:    TORONTO DOMINION (TEXAS), INC., as a Documentation
                         Agent

                             /s/ Diane Bailey
                         By: ________________________________________________
                             Its: Vice President


                         THE CHASE MANHATTAN BANK (formerly, Chemical Bank), as a Documentation
                         Agent

                             /s/ John J. Huber, III
                         By: ________________________________________________
                             Its: Managing Director


MANAGING AGENTS:         TORONTO DOMINION (TEXAS), INC., as a
                         Managing Agent

                             /s/ Diane Bailey
                         By: ________________________________________________
                             Its: Vice President


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 1

MANAGING AGENTS:         THE CHASE MANHATTAN BANK (formerly,
(continued)              Chemical Bank), as a Managing Agent

                             /s/ John J. Huber, III
                         By: ________________________________________________
                             Its: Managing Director


                         CIBC INC., as a Managing Agent

                             /s/ Matthew B. Jones
                         By: ________________________________________________
                             Its: Vice President


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                         as a Managing Agent

                             /s/ Mark D. Thorsheim
                         By: ________________________________________________
                             Its: Authorized Signatory


                         NATIONSBANK, N.A., as a Managing Agent

                             /s/ Jennifer Zydney
                         By: ________________________________________________
                             Its: Vice President


CO-AGENTS:               BANQUE PARIBAS, as a Co-Agent

                             /s/ Bryan G. Petermann
                         By: ________________________________________________
                             Its: Vice President

                             /s/ John G. Acker
                         By: ________________________________________________
                             Its: Group Vice President


                         UNION BANK OF CALIFORNIA, N.A. (formerly, Union Bank), as a Co-Agent

                             /s/ B. Adam Trout
                         By: ________________________________________________
                             Its: Assistant Vice President


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 2

CO-AGENTS                CORESTATES BANK, N.A., as a Co-Agent
(continued)
                             /s/ Anthony B. Parisi
                         By: ________________________________________________
                             Its: Vice President


                         FLEET BANK, N.A., as a Co-Agent

                             /s/ M.A. Cerullo
                         By: ________________________________________________
                             Its: Vice President


                         ABN AMRO BANK N.V., as a Co-Agent

                             /s/ James J. Johnson
                         By: ________________________________________________
                             Its: Vice President

                             /s/ Mary L. Honda
                         By: ________________________________________________
                             Its: Vice President


                         SOCIETE GENERALE, as a Co-Agent

                             /s/ John Sadik-Khan
                         By: ________________________________________________
                             Its: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON, as a Co-Agent

                             /s/ Cindy C. Chen
                         By: ________________________________________________
                             Its: Director


BANKS:                   TORONTO DOMINION (TEXAS), INC., as a
                         Bank

                             /s/ Diane Bailey
                         By: ________________________________________________
                             Its: Vice President


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 2B

BANKS                    THE CHASE MANHATTAN BANK (formerly,
(continued)                Chemical Bank), as a Bank

                             /s/ John J. Huber, III
                         By: ________________________________________________
                             Its: Managing Director


                         CIBC INC., as a Bank

                             /s/ Matthew B. Jones
                         By: ________________________________________________
                             Its: Vice President


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as a Bank

                             /s/ Mark D. Thorsheim
                         By: ________________________________________________
                             Its: Authorized Signatory


                         NATIONSBANK, N.A., as a Bank

                             /s/ Jennifer Zydney
                         By: ________________________________________________
                             Its: Vice President


                         BANQUE PARIBAS, as a Bank

                             /s/ Bryan G. Petermann
                         By: ________________________________________________
                             Its: Vice President

                             /s/ John G. Acker
                         By: ________________________________________________
                             Its: Group Vice President


                         UNION BANK OF CALIFORNIA, N.A. (formerly Union Bank), as a Bank

                             /s/ B. Adam Trout
                         By: ________________________________________________
                             Its: Assistant Vice President


BANKS                    CORESTATES BANK, N.A., as a Bank


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 3B

(continued)
                             /s/ Anthony B. Parisi
                         By: ________________________________________________
                             Its: Vice President


                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., as a Bank

                             /s/ Armund Schoen, Jr.
                         By: ________________________________________________
                             Its: Vice President


                         MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, as a Bank

                             /s/ Gregory D. Knudsen
                         By: ________________________________________________
                             Its: Vice President


                         FLEET BANK, N.A., as a Bank

                             /s/ M.A. Cerullo
                         By: ________________________________________________
                             Its: Vice President


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank

                             /s/ Mark L. Cook
                         By: ________________________________________________
                             Its: Senior Vice President


                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Bank

                             /s/ Brian W. Good
                         By: ________________________________________________
                             Its: Vice President


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 4B

BANKS                    BANQUE FRANCAISE DU COMMERCE
(continued)              EXTERIEUR, as a Bank

                             /s/ Brian J. Cumberland
                         By: ________________________________________________
                             Its: Assistant Treasurer

                             /s/ Frederick K. Kammler
                         By: ________________________________________________
                             Its: Vice President


                         PRIME INCOME TRUST, as a Bank

                             /s/ Rafael Scolari
                         By: ________________________________________________
                             Its: Authorized Signatory


                         SENIOR DEBT PORTFOLIO, as a Bank
                         By: Boston Management and Research, as Investment
                             Advisor

                             /s/  Scott Page
                         By: ________________________________________________
                             Its: Vice President and Portfolio Manager


                         AERIES FINANCE LTD., as a Registered Noteholder

                             /s/ Andrew Wignall
                         By: ________________________________________________
                             Its: Director


                         ING CAPITAL ADVISORS, INC., as agent for Bank syndication account

                             /s/ Kathleen A. Lenarcic
                         By: ________________________________________________
                             Its: Vice President & Portfolio Manager


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 5B

BANKS                    ABN AMRO BANK N.V., as a Bank
(continued)
                             /s/ James J. Johnson
                         By: ________________________________________________
                             Its: Vice President

                             /s/ Mary L. Honda
                         By: ________________________________________________
                             Its: Vice President


                         SOCIETE GENERALE, as a Bank

                             /s/ John Sadik-Khan
                         By: ________________________________________________
                             Its: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON, as a Bank

                             /s/ Cindy C. Chen
                         By: ________________________________________________
                             Its: Director


                         BANQUE NATIONALE DE PARIS, as a Bank

                             /s/ Mark Whitson
                         By: ________________________________________________
                             Its: Vice President

                             /s/ Pamela Lucash
                         By: ________________________________________________
                             Its: Assistant Treasurer


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 6B

BANKS                    THE SUMITOMO BANK, LIMITED, CHICAGO
(continued)              BRANCH, as a Bank

                             /s/ Hiroyuki Iwami
                         By: ________________________________________________
                             Its: Joint General Manager


                         CAPTIVA FINANCE LTD., as a Registered Noteholder

                             /s/ Darrin Riley
                         By: ________________________________________________
                             Its: Director


                         CHASE SECURITIES INC., as agent for The Chase Manhattan Bank, as a Bank

                             /s/ Matthew B. Leahey
                         By: ________________________________________________
                             Its: Vice President


                                               FIFTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                               Signature Page 7B